UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2011, the Board of Directors (“Board”) of Casey’s General Stores, Inc. (“Company”) adopted Articles of Amendment (“Articles of Amendment”) to the Restatement of the Restated and Amended Articles of Incorporation (“Articles of Incorporation”) of the Company, and a conforming amendment to Second Amended and Restated Bylaws (“Bylaw Amendment”). The Articles of Amendment and Bylaw Amendment implement the provisions of Section 490.806A, subsection 1 (“Act”), of the Iowa Business Corporation Act (“IBCA”), which was enacted as part of Senate File 325 during the 2011 session of the Iowa General Assembly.

The Articles of Amendment add a new Article IX to the Articles of Incorporation, providing for the staggering of the terms of directors of the Company required by the Act. Three classes of directors have been established, referred to “class I directors”, “class II directors”, and “class III directors”. By separate action of the Board required under the Act, two members of the Board (Mr. Myers and Ms. Bridgewater) have been designated as class I directors; three members of the Board have been designated as class II directors (Mr. Kimball, Mr. Haynie and Mr. Wilkey); and three members of the Board have been designated as class III directors (Mr. Danos, Mr. Horak and Mr. Lamberti).

As required under the Act, the class I directors shall continue in office until the next annual shareholders’ meeting, expected to be held in September 2011 (“Next Annual Meeting”), and until their successors are elected. The class II directors shall continue in office until one year following the Next Annual Meeting, and until their successors are elected. The class III directors shall continue in office until two years following the Next Annual Meeting, and until their successors are elected. At each annual shareholders’ meeting, commencing with the Next Annual Meeting, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term of three years following the meeting and until their successors are elected.

Under Section 490.1005A of the IBCA (also enacted as part of Senate File 325), the Articles of Amendment are required to be adopted without shareholder approval.

Copies of the Articles of Amendment and Bylaw Amendment are being filed as exhibits to this Current Report on Form 8-K and are incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: May 19, 2011	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Articles of Amendment to the Restatement of the Restated and Amended Articles of Incorporation

99.2	Amendment to Second Amended and Restated Bylaws